EXHIBIT 23.4









                       ENGINEER'S CONSENT







We  consent  to the reference to the appraisal report  for  Devon
Energy Corporation as of December 31, 1994, incorporated herein by reference.





                                              William E. LaRoche

                                             LAROCHE & ASSOCIATES
                        (FORMERLY) LAROCHE, SWINDELL & ASSOCIATES